EXHIBIT 99.1

PRESS RELEASE                           FOR IMMEDIATE RELEASE
April 9, 2003                           For More Information Contact:
First South Bancorp, Inc.               Bill Wall or Tom Vann
                                        (252) 946-4178

       First South Bancorp, Inc. Reports March 31, 2003 Quarterly Earnings
                                   (Unaudited)

Washington, North Carolina - First South Bancorp, Inc. (Nasdaq: FSBK)

First South Bancorp, Inc. (the "Company"), the parent holding company of First South Bank (the "Bank"), reports its earnings for the quarter ended March 31, 2003 (unaudited), the first quarter of its fiscal year ending December 31, 2003.

Net income for the quarter ended March 31, 2003 was $2,842,905, representing a 30.5% increase over the net income of $2,178,575 earned in the quarter ended March 31, 2002. Basic earnings per share increased 38.8% to $0.68 per share for the quarter ended March 31, 2003, compared to $0.49 per share for the quarter ended March 31, 2002. Diluted earnings per share increased 36.2% to $0.64 per share for the quarter ended March 31, 2003, compared to $0.47 per share for the quarter ended March 31, 2002. Basic and diluted per share data for the quarter ended March 31, 2002 have been adjusted to reflect a three for two stock split, paid in the form of a 50% stock dividend on April 19, 2002.

Tom Vann, President and Chief Executive Officer of the Company, stated, "The growth in current period earnings reflect significant growth in the commercial loan portfolio, increased mortgage loan origination volume and sales, significant growth in lower costing core checking accounts and efforts placed on controlling operating expenses."

The net commercial and consumer loan portfolio increased 30.4% to $397.9 million at March 31, 2003 from $305.1 million at March 31, 2002, while checking accounts increased 23.1% to $210.6 million at March 31, 2003 from $171.1 million at March 31, 2002.

In order to support its loan portfolio growth, the Bank recorded $313,919 and $309,000 of provisions for potential loan losses in the quarters ended March 31, 2003 and March 31, 2002, respectively. Total loan loss reserves are $7.3 million at March 31, 2003, representing 1.4% of total loans.

Total assets of the Company increased to $634.0 million at March 31, 2003 from $562.7 million at March 31, 2002, reflecting an annualized internal growth rate of 12.7%.

First South Bank has been serving the citizens of eastern North Carolina since 1902 and offers a variety of financial products and services, including a Leasing Company and securities brokerage services through an affiliation with a broker/dealer. The Bank operates through its main office headquartered in Washington, North Carolina, and has twenty-one full service branch offices and a loan production office located throughout eastern and southeastern North Carolina.

Statements contained in this release, which are not historical facts, are forward-looking statements as defined in the Private Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors which include the effects of future economic conditions, governmental fiscal and monetary policies, legislative and regulatory changes, the risks of changes in interest rates, the effects of competition, and including without limitation to other factors that could cause actual results to differ materially as discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.

                                     (More)

(Nasdaq: FSBK)

First South Bancorp, Inc.
Consolidated Statements of Financial Condition


                                                                   MARCH 31        DECEMBER 31
                                                                     2003             2002
                                                                ------------    ---------------
                         ASSETS                                  (UNAUDITED)


Cash and due from banks                                        $  29,027,430    $  30,540,790
Interest-bearing deposits in financial institutions                1,278,565        3,931,369
Investment securities - available for sale                        55,580,532       55,786,842
Mortgage-backed securities - available for sale                   20,112,375       23,526,435
Loans and leases receivable, net:
  Held for sale                                                   29,052,090       38,664,967
  Held for investment                                            473,341,817      452,248,942
Premises and equipment, net                                        7,690,065        7,825,003
Deferred income taxes                                                149,845               --
Real estate owned                                                    130,795          401,632
Federal Home Loan Bank of Atlanta stock, at cost
     which approximates market                                     2,402,500        2,402,500
Accrued interest receivable                                        3,074,147        3,403,195
Goodwill                                                           4,218,576        4,218,576
Mortgage servicing rights                                          1,940,114        1,642,172
Prepaid expenses and other assets                                  4,648,963        2,544,807
Note receivable                                                    1,321,729        1,336,194
                                                               -------------    -------------
          Total assets                                         $ 633,969,543    $ 628,473,424
                                                               =============    =============


LIABILITIES AND STOCKHOLDERS' EQUITY

 Deposits:
  Demand                                                       $ 210,587,034    $ 199,615,945
  Savings                                                         19,721,250       18,950,380
  Large denomination certificates of deposit                     101,364,194       80,021,790
  Other time                                                     230,172,960      227,739,049
                                                               -------------    -------------
          Total deposits                                         561,845,438      526,327,164
Borrowed money                                                    11,017,627       38,194,727
Other liabilities                                                 11,506,750       13,851,721
                                                               -------------    -------------
          Total liabilities                                      584,369,815      578,373,612

  Common stock, $.01 par value, 8,000,000 shares authorized,
    6,545,848 shares issued                                           65,458           65,458
  Additional paid-in capital                                      48,424,564       48,466,569
  Retained earnings, substantially restricted                     37,100,141       35,086,795
  Treasury stock at cost, 2,395,247 and 2,099,561* shares        (39,480,341)     (37,317,469)
  Accumulated other comprehensive income, net                      3,489,906        3,798,459
                                                               -------------    -------------
           Total stockholders' equity                             49,599,728       50,099,812
                                                               -------------    -------------

           Total liabilities and stockholders' equity          $ 633,969,543    $ 628,473,424
                                                               =============    =============

*Adjusted for April 19, 2002 three-for-two stock split.

FIRST SOUTH BANCORP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

                                                                 THREE MONTHS ENDED
                                                                        MARCH 31
                                                                -----------------------
                                                                  2003        2002
                                                                -----------------------
Interest income:
  Interest and fees on loans                                    $7,912,639   $7,467,416
  Interest and dividends on investments and deposits             1,228,693    1,579,994
                                                                ----------   ----------
           Total interest income                                 9,141,332    9,047,410
                                                                ----------   ----------
Interest expense:
  Interest on deposits                                           2,704,429    3,351,931
  Interest on borrowings                                            37,536        9,274
                                                                ----------   ----------
           Total interest expense                                2,741,965    3,361,205
                                                                ----------   ----------


Net interest income before provision for possible loan losses    6,399,367    5,686,205
Provision for  possible loan losses                                333,919      309,000
                                                                ----------   ----------
           Net  interest income                                  6,065,448    5,377,205
                                                                ----------   ----------
Noninterest income:
  Loan fees and service charges                                  1,343,143    1,018,712
  Loan servicing fees                                              138,616      178,267
  Gain on sale of real estate, net                                  48,629       85,147
  Gain on sale of mortgage loans                                 1,016,698      305,310
  Gain on sale of mortgage-backed securities                       168,938       58,288
  Other  income                                                    203,992      158,455
                                                                ----------   ----------
           Total noninterest income                              2,920,016    1,804,179
                                                                ----------   ----------

Noninterest expenses:
  Compensation and fringe benefits                               2,644,781    2,189,320
  Federal insurance premiums                                        22,038       21,339
  Premises and equipment                                           362,808      309,232
  Advertising                                                       48,527       61,079
  Payroll and other taxes                                          238,978      221,558
  Data processing                                                  463,845      426,503
  Amortization of mortgage servicing rights                         52,194       32,004
  Other                                                            586,481      479,903
                                                                ----------   ----------
           Total noninterest expenses                            4,419,652    3,740,938
                                                                ----------   ----------

Income before income taxes                                       4,565,812    3,440,446

Income taxes                                                     1,722,907    1,261,871
                                                                ----------   ----------

NET INCOME                                                      $2,842,905   $2,178,575
                                                                ----------   ----------
Per share data (*):
Basic earnings per share                                        $     0.68   $     0.49 (*)
Diluted earnings per share                                      $     0.64   $     0.47 (*)
Dividends per share                                             $     0.20   $     0.17 (*)
Weighted average shares Basic                                    4,162,358    4,438,208 (*)
Weighted average shares Diluted                                  4,423,319    4,641,088 (*)

(*) Adjusted for April 19, 2002 three-for-two stock split.

FIRST SOUTH BANCORP, INC.
SUPPLEMENTAL QUARTERLY FINANCIAL DATA (UNAUDITED)

                                                       3/31/2003     12/31/2002     9/30/2002    6/30/2002     3/31/2002
                                                      -----------   ------------   -----------   ----------   -----------
Consolidated balance sheet data:                          (dollars in thousands except share and per share data)
Total assets                                        $    633,970  $     627,984  $    600,653  $   578,126  $    562,667
Loans receivable (net)                                   502,394        490,914       454,777      433,709       420,353
Cash and investments                                      85,887         90,259        93,846       85,442        80,026
Mortgage-backed securities                                20,112         23,526        32,886       35,709        38,113
Goodwill                                                   4,219          4,219         4,219        4,219         4,219

Deposits                                                 561,845        526,327       524,366      506,829       489,362
Borrowings                                                11,018         38,195         4,183        4,809         4,203
Stockholders' equity                                      49,600         50,100        51,956       52,996        51,290

Consolidated earnings summary:
Interest income                                     $      9,141  $       9,367  $      9,226  $     9,185  $      9,048
Interest expense                                           2,742          2,871         3,043        3,198         3,361
                                                      -----------   ------------   -----------   ----------   -----------
Net interest income                                        6,399          6,496         6,183        5,987         5,687
Loan loss provision                                          334            684           430          333           309
Noninterest income                                         2,920          2,626         2,121        1,911         1,804
Noninterest expense-General                                4,419          4,519         4,084        3,993         3,741
Income taxes                                               1,723          1,394         1,335        1,219         1,262
                                                      -----------   ------------   -----------   ----------   -----------
Net income                                          $      2,843  $       2,525  $      2,455  $     2,353  $      2,179
                                                      ===========   ============   ===========   ==========   ===========

Per Share Data (1):
Earnings per share-Basic                            $       0.68  $        0.59  $       0.56  $      0.53  $       0.49
Earnings per share-Diluted                          $       0.64  $        0.56  $       0.53  $      0.50  $       0.47
Dividends per share                                 $       0.20  $        0.17  $       0.17  $      0.17  $       0.17
Book value per share                                $      11.95  $       11.92  $      12.07  $     12.05  $      11.58

Average shares-Basic                                   4,162,358       4,249,279    4,355,880     4,417,346    4,438,208
Average shares-Diluted                                 4,423,319       4,544,211    4,647,378     4,682,069    4,641,088
Shares outstanding end of period                       4,150,601       4,203,912    4,305,129     4,397,477    4,429,458
(1) Adjusted for 3-for-2 stock split on 4/19/02

Performance ratios:
Yield on earning assets                                    6.36%          6.65%         6.80%        6.98%         7.07%
Cost of funds                                              1.94%          2.14%         2.34%        2.54%         2.78%
                                                      -----------   ------------   -----------   ----------   -----------
Net interest spread                                        4.42%          4.51%         4.46%        4.44%         4.29%

Net interest margin on earning assets                      4.45%          4.61%         4.55%        4.55%         4.44%
Earning assets to total assets                            91.77%         91.81%        92.13%       92.45%        92.72%
Return on average assets                                   1.81%          1.65%         1.66%        1.65%         1.58%
Return on average equity                                  22.76%         19.78%        18.74%       18.06%        16.90%
Efficiency ratio                                          47.42%         49.54%        49.18%       50.56%        49.94%
Dividend payout ratio                                     29.41%         28.81%        30.36%       32.08%        34.69%

Asset quality data and ratios:
Nonperforming loans                                 $      2,244  $       1,544  $      1,387  $     1,016  $        698
Real estate owned                                   $        131  $         402  $        342  $       454  $        445
Reserve for loan losses                             $      7,273  $       6,959  $      6,314  $     5,923  $      5,635
Net charge-offs                                     $         20  $          40  $         38  $        45  $         45

Net charge-offs to loans                                   0.01%          0.01%         0.01%        0.01%         0.01%
Nonperforming loans to assets                              0.35%          0.25%         0.23%        0.18%         0.12%
Reserves to total loans                                    1.43%          1.40%         1.37%        1.35%         1.32%

Loans to deposits                                         89.42%         93.27%        86.73%       85.57%        85.90%
Loans to assets                                           79.25%         78.17%        75.71%       75.02%        74.71%
Loans serviced for others                           $    273,672  $     261,823  $    268,018  $   274,810  $    277,407
